Exhibit 24.1

POWER OF ATTORNEY

Domtar Corporation

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar Corporation (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date

/s/ John D. Williams John D. Williams	President and Chief Executive Officer and Director (Principal Executive Officer)	September 25, 2019

/s/ Daniel Buron Daniel Buron	Senior Vice-President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	September 25, 2019

/s/ Giannella Alvarez Giannella Alvarez	Director	September 25, 2019

/s/ Robert E. Apple Robert E. Apple	Director	September 25, 2019

/s/ David J. Illingworth David J. Illingworth	Director	September 25, 2019

/s/ Brian M. Levitt Brian M. Levitt	Director	September 25, 2019

/s/ David G. Maffucci David G. Maffucci	Director	September 25, 2019

/s/ Pamela B. Strobel Pamela B. Strobel	Director	September 25, 2019

/s/ Denis Turcotte Denis Turcotte	Director	September 25, 2019

/s/ Mary A. Winston Mary A. Winston	Director	September 25, 2019

POWER OF ATTORNEY

Associated Hygienic Products LLC

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Associated Hygienic Products LLC (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date

/s/ Michael Fagan Michael Fagan	President and Manager (Principal Executive Officer)	September 25, 2019

/s/ Marcy Lemieux Marcy Lemieux	Controller and Manager (Principal Financial Officer and Principal Accounting Officer)	September 25, 2019

/s/ Daniel Buron Daniel Buron	Manager	September 25, 2019

POWER OF ATTORNEY

Attends Healthcare Products, Inc.

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Attends Healthcare Products, Inc. (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date

/s/ Michael Fagan Michael Fagan	President and Director (Principal Executive Officer)	September 25, 2019

/s/ Marcy Lemieux Marcy Lemieux	Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	September 25, 2019

/s/ Daniel Buron Daniel Buron	Director	September 25, 2019

POWER OF ATTORNEY

Domtar A.W. LLC

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar A.W. LLC (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date

/s/ Michael Garcia Michael Garcia	(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	September 25, 2019

/s/ Zygmunt Jablonski Zygmunt Jablonski	Manager	September 25, 2019

/s/ Steve Makris Steve Makris	Manager	September 25, 2019

POWER OF ATTORNEY

Domtar Paper Company, LLC

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar Paper Company, LLC (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date

/s/ Michael Garcia Michael Garcia	President and Manager (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	September 25, 2019

/s/ Steve Makris Steve Makris	Manager	September 25, 2019

/s/ Zygmunt Jablonski Zygmunt Jablonski	Manager	September 25, 2019

POWER OF ATTORNEY

EAM Corporation

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of EAM Corporation (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date

/s/ Michael Fagan Michael Fagan	President and Director (Principal Executive Officer)	September 25, 2019

/s/ Larry Aaron Larry Aaron	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	September 25, 2019

/s/ Daniel Buron Daniel Buron	Vice President and Director	September 25, 2019

/s/ Lori Venn Lori Venn	Director	September 25, 2019

POWER OF ATTORNEY

E.B. Eddy Paper, Inc.

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of E.B. Eddy Paper, Inc. (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date

/s/ Tim Wight Tim Wight	President and Director (Principal Executive Officer)	September 25, 2019

/s/ Michael Garcia Michael Garcia	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	September 25, 2019

/s/ Zygmunt Jablonski Zygmunt Jablonski	Director	September 25, 2019

POWER OF ATTORNEY

Home Delivery Incontinent Supplies Co.

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Home Delivery Incontinent Supplies Co. (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date

/s/ Mark Nedvin Mark Nedvin	President (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	September 25, 2019

/s/ Daniel Buron Daniel Buron	Director	September 25, 2019

/s/ Brad Goodwin Brad Goodwin	Director	September 25, 2019

/s/ Marcy Lemieux Marcy Lemieux	Director	September 25, 2019

/s/ Michael Fagan Michael Fagan	Director	September 25, 2019